UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 19, 2010

IMPLANT SCIENCES CORPORATION
(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

600 Research Drive
Wilmington, Massachusetts 01887
 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                      Changes in Registrant’s Certifying Accountant

On April 19, 2010, UHY LLP (UHY), our independent registered public accounting firm, informed us that, effective April 16, 2010, its New England practice was acquired by Marcum LLP.  As a result of this transaction, UHY also informed us that it had resigned as our independent registered public accounting firm effective as of April 19, 2010.

UHY audited our financial statements for the fiscal years ended June 30, 2009 and 2008. The audit reports of UHY on our financial statements for those years contained an explanatory paragraph related to the ability of the Company to continue as a going concern.  Except for this “going concern” modification, UHY’s reports with respect to those fiscal years did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2009 and 2008 and  through April 19, 2010, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to UHY’s satisfaction, would have caused UHY to make reference to the subject matter of the disagreement in connection with its audit reports nor were there any “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

UHY has issued a letter dated April 21, 2010 addressed to the Securities and Exchange Commission stating that UHY agrees with the above statements. That letter is included as Exhibit 16.1 to this report.

The Audit Committee of our Board of Directors has appointed Marcum LLP as our independent registered public accounting firm effective April 21, 2010. During our two most recent fiscal years and the subsequent interim period prior to engaging Marcum, LLP, we have not consulted with Marcum LLP with respect to: 1) the application of accounting principles to a specified transaction, either completed or proposed; 2) the type of audit opinion that might be rendered on our financial statements; or 3) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                         Description

16.1	Letter from UHY LLP, dated April 21, 2010, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Roger P. Deschenes
Roger P. Deschenes
Vice President, Finance

Date:  April 23, 2010

EXHIBIT INDEX

Exhibit No.                         Description

16.1	Letter from UHY LLP, dated April 21, 2010, regarding change in certifying accountant.